                                                                   EXHIBIT 23(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Sensient Technologies Corporation on Form S-8 of our reports dated February 14, 2002, appearing and incorporated by reference in the Annual Report on Form 10-K of Sensient Technologies Corporation for the year ended December 31, 2001.

Deloitte & Touche LLP
Milwaukee, Wisconsin

March 29, 2002


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